                                                                   Exhibit 10.10

              EXECUTIVES SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

      This Executive Subscription and Stock Purchase Agreement (the "Agreement") is entered into as of the 22nd day of November, 2002, by and between National Waterworks Holdings, a Delaware corporation (the "Company"), and the persons set forth on the signature page hereto as Executives (the "Executives").

      WHEREAS, the Executives wish to purchase from the Company, and the Company wishes to issue and sell to the Executives shares of the Company's class A common stock, par value $0.01 per share ("Class A Common Stock") and class B common stock, par value $0.01 per share ("Class B Common Stock").

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement, intending to be legally bound, mutually agree as follows:

                                    ARTICLE I

                           Purchase and Sale of Shares

      1.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, the Executives do hereby subscribe for and agree to purchase at the Closing (as defined below), and the Company does hereby agree to sell to the Executives on the Closing, the number of shares of Class A Common Stock and Class B Common Stock set forth below the name of each Executive on the signature pages hereto (collectively, the "Shares") for the total purchase price set forth below the name of each Executive on the signature pages hereto (the "Purchase Price").

      1.2 Closing. The issuance, sale and purchase of the shares of Class A Common Stock and Class B Common Stock hereunder shall occur at a closing (the "Closing") to be held on or immediately after the closing of the transactions contemplated by that certain Asset Purchase Agreement dated as of September 12, 2002 (the "Purchase Agreement") among U.S. Filter Distribution, Inc.("Distribution") and National Waterworks, Inc. Payment of the Purchase Price shall be made at the Closing by delivery of a wire transfer of same day funds denominated in U.S. dollars, unless otherwise mutually agreed in writing with the Company.

                                   ARTICLE II

                  Representations and Warranties of the Company

      The Company represents and warrants to the Executives that:

      2.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

      2.2 Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, and for the authorization, issuance and delivery of the Shares being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

      2.3 Validity of Shares. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, and fully paid and nonassessable.

      2.4 Securities Act. The sale of Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Executive contained in Article III hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act").

                                   ARTICLE III

                  Representations, Warranties and Agreements of

                                 the Executives

      3.1 Authorization. Each Executive represents and warrants that this Agreement, when executed and delivered by him or her, will constitute his or her valid and legally binding obligation, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

      3.2 Investment Representations.

            (a) This Agreement is made with each Executive in reliance upon his or her representation to the Company, which by his or her acceptance hereof, each Executive hereby confirms, that (i) the Shares to be received by him or her will be acquired by him or her for investment for his or her own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable federal and state securities laws, (ii) he or she has no current intention of selling, granting participation in or otherwise distributing the same in violation of applicable federal and state securities laws, and (iii) the information contained in the form of Purchaser Questionnaire attached hereto as Exhibit A and completed by each Executive and delivered to the Company is true, correct, accurate and complete both as of the date of such Purchaser Questionnaire and as of the date hereof. By executing this Agreement, each Executive further represents that he or she does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares in violation of applicable federal and state securities laws.

            (b) Each Executive understands that the Shares have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Company's reliance on such exemption is predicated on representations of the Executive set forth herein.

            (c) Each Executive represents that he or she has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment. Each Executive further represents that he or she has had access, during the course of the transactions contemplated hereby and prior to his or her purchase of Shares, to the same kind of information that is specified in Part I of a registration statement under the 1933 Act and that he or she has had, during the course of the transactions contemplated hereby and prior to his or her purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to him or her or to which he or she had access. Each Executive understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of this investment.

            (d) Each Executive understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely. Each Executive must be prepared to bear the economic risk of this investment for an indefinite period of time. In particular, each Executive acknowledges that he or she is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such information is not now available, and the Company has no current plans to make such information available. Each Executive represents that, in the absence of an effective registration statement covering the Shares, he or she will sell, transfer or otherwise dispose of the Shares only in a manner consistent with his representations set forth herein and then only in accordance with the Stockholders' Agreement referred to in Article VI.

            (e) Independent of the additional restrictions on the transfer of shares of Class A Common Stock and Class B Common Stock contained in the Stockholders' Agreement referred to in Article VI, each Executive agrees that he or she will not make a transfer, disposition or pledge of any of the Shares other than pursuant to an effective registration statement under the 1933 Act, unless and until (i) he or she shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of such Executive or his transferee, he or she shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company and its counsel, to the effect that such transfer may be made without registration of the Shares under the 1933 Act.

            (f) Each Executive acknowledges that this investment is not recommended for investors who have any need for a current return on this investment or who cannot bear the risk of losing their entire investment. Each Executive acknowledges that: (i) he or she has adequate means of providing for his current needs and possible personal contingencies and has no need for liquidity in this investment; (ii) his or her commitment to investments which are not readily marketable is not disproportionate to his or her net worth; and
(iii) his or her investment in the Shares will not cause his or her overall financial commitments to become excessive.

      3.3 Legends; Stop Transfer.

            (a) Each Executive acknowledges that all certificates evidencing the Shares shall bear the following legend:

                              "TRANSFER RESTRICTED

            The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required.

            (b) The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law.

            (c) The Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act covering such Shares or pursuant to and in compliance with the provisions of Section 3.2(e) hereof. All shares of Class A Common Stock and Class B Common Stock of the Company hereafter issued to each Executive shall bear the same endorsement, shall be subject to all the terms and conditions of this Agreement. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Secretary of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the receipt of a written request therefor by the Company.

                                   ARTICLE IV

                        Conditions to Obligations of the

                              Executive at Closing

      The obligations of each Executive under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

      4.1 Representations and Warranties. The representations and warranties of the Company contained in Article II hereof shall be true on and as of the Closing with the same force and effect as if they had been made at the Closing.

      4.2 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

      4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

                                    ARTICLE V

             Conditions to the Obligations of the Company at Closing

      The obligations of the Company under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

      5.1 Representations. The representations, warranties and agreements of each Executive contained in Article III hereof shall be true on and as of the Closing Date with the same force and effect as if they had been made at the Closing.

      5.2 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

      5.3 Purchaser Questionnaire. The Company shall have received a completed Purchaser Questionnaire in the form attached hereto as Exhibit A from the Executives.

      5.4 Performance. The Executives shall have performed in all material respects all of his or her obligations and materially complied with each and all of his or her covenants required to be performed or complied with on or prior to the Closing, including without limitation the execution and delivery of the agreements and undertakings provided for in this Agreement.

                                   ARTICLE VI

                           Mutual Conditions Precedent

      The obligations of the Company and executive under Article I of this Agreement are subject to the fulfillment on or before the Closing of the following condition:

      Stockholders' Agreement. The Company and each stockholder of the Company shall have executed and delivered a counterpart signature page to that certain Stockholders'

Agreement to be dated the date of the Closing, which agreement shall be subject to the satisfactory review of Harry K. Hornish, Mechelle Slaughter and Terry Howell.

                                   ARTICLE VII

                                  Miscellaneous

      7.1 No Waiver; Modifications in Writing. This Agreement, the Restricted Stock Agreement of even date herewith by and between the Company and the Executive, the Employment Agreement by and between National Waterworks, Inc. and the Executive and the Stockholders' Agreement, sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and Executive. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. Notwithstanding the foregoing, nothing herein shall modify any of the agreements set forth on Schedule I to the Employment Agreement.

      7.2 Notices. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given when delivered by hand, one day after sending by overnight delivery service, or three days after sending by certified mail, postage prepaid, return receipt requested to the respective addresses of the parties set forth below:

         If to the Executive:               To the address set forth below his name on the signature pages hereto.

         If to the Company:                 National Waterworks Holdings, Inc.
                                            American Plaza
                                            200 West Highway 6
                                            Suite 620
                                            Waco, Texas 76712

         With a copy to each of:            J.P. Morgan Partners, LLC
                                            c/o J.P. Morgan Partners, L.P.
                                            1221 Avenue of the Americas
                                            New York, New York 10020

                                            Attention:  Stephen Murray

                                            and

                                            Thomas H. Lee Partners, L.P.
                                            75 State Street
                                            Boston, Massachusetts 02109
                                            Attention:  Todd Abbrecht

                                            and

                                            Weil, Gotshal & Manges LLP
                                            101 Federal Street
                                            Boston, Massachusetts 02110
                                            Attention: James Westra, Esq.

By notice complying with the foregoing provisions of this Section 7.2, each party shall have the right to change the mailing address for future notices and communications to such party.

      7.3 Costs, Expenses and Taxes. The Company and the Executive shall pay its or his own costs and expenses incurred in connection with this Agreement and the Stockholders' Agreement, any amendment or supplement to or modification of any of the foregoing, and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith; provided, however, the Company shall pay the reasonable costs and expenses incurred by the Executive in connection with the execution and delivery of this Agreement and the Stockholders' Agreement; provided, further, that (i) the aggregate reasonable costs and expenses incurred by each of Harry K. Hornish, Mechelle Slaughter and Terry Howell shall not exceed $5,000 in the aggregate, and (ii) the aggregate reasonable costs and expenses incurred by each of the other regional vice presidents and senior managers of the Company who are parties hereto shall not exceed $10,000 in the aggregate. The Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Shares but excluding all federal, state and local income or similar taxes and shall save and hold the Executive harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes. The Company shall bear all expenses of shipping certificates evidencing the Shares (including, without limitation, insurance expenses) from the location of the Closing to such other places within the United States of America as the Executive shall specify.

      7.4 Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

      7.5 Binding Effect; Assignment. The rights and obligations of the Executive under this Agreement may not be assigned to any other person. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and the Executive, and their respective successors and assigns.

      7.6 Governing Law. This Agreement shall be governed by the laws of the State of Delaware as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

      7.7 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      7.8 Exhibits and Headings. All Exhibits to this Agreement shall be deemed to be a part of this Agreement. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

      7.9 Injunctive Relief. Each of the parties to this Agreement hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that, in the event of a breach of any material provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

      7.10 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or the Stockholders' Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

      7.11 83(b) Election. The Executive agrees to make a valid and timely election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service and any applicable state and local taxing authorities with respect to the Shares of Common Stock being purchased by the Executive or his or her designee (the "Section 83(b) Election"), and hereby agrees to indemnify and hold harmless the Company from any and all claims, demands, liabilities, fines and expenses, including, without limitation, any present or future withholding tax obligations (collectively, the "Liabilities"), resulting from the failure to timely make the Section 83(b) Election or on account of or in respect of the
Section 83(b) Election, and the Company shall have the right to offset against any such Liabilities any other amounts due the Executive then or in the future.

      7.12 Withholding Taxes. The Company shall have the right to withhold (or cause one of the Company's subsidiaries to withhold) from compensation otherwise payable to the Executive, or to require the Executive to remit to the Company, an amount sufficient to satisfy all federal, state and local withholding tax requirements in respect of the Shares being purchased by the Executive prior to the issuance of such Shares and the delivery of any certificate or certificates for such Shares and from time to time thereafter.

      7.13 Survival of Agreements, Representations and Warranties. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company or the Executive, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the sale and purchase of the Shares and payment therefor.

                  [Remainder of Page Intentionally Left Blank]

               EXECUTIVE SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal, as of the date first above written.


                           NATIONAL WATERWORKS HOLDINGS, INC.


                           By: /s/ Mechelle Slaughter
                               ----------------------
                               Name:  Mechelle Slaughter
                               Title: C.F.O. and President

                           Aggregate Number of Shares of Class A Common Stock to be sold: 511,590.77

                           Aggregate sale price for Shares of Class A Common
                           Stock:
                           $ 9,148

                           Aggregate Number of Shares of Class B Common Stock to be sold: 61,098

                           Aggregate sale price for Shares of Class B Common
                           Stock:
                           $ 3,054,900


                           EXECUTIVE:


                           /s/ Harry K. Hornish
                           --------------------
                           Harry K. Hornish, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 190,359.21

                           Aggregate purchase price for Shares of Class A Common Stock :$ 3,404

                           Number of Shares of Class B Common Stock to be
                               purchased: 20,400

                           Aggregate purchase price for Share of Class B Common Stock:$ 1,020,200

                           Address for Notices: ________________________________

                           /s/ Mechelle Slaughter
                           ----------------------
                           Mechelle Slaughter, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 95,179,60

                           Aggregate purchase price for Shares of Class A Common Stock :$ 1,702

                           Number of Shares of Class B Common Stock to be
                               purchased: 10,200

                           Aggregate purchase price for Share of Class B Common Stock:$ 510,000

                           Address for Notices: ________________________________



                           /s/ Terry Howell
                           ----------------
                           Terry Howell, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 47,589.80

                           Aggregate purchase price for Shares of Class A Common Stock :$ 851

                           Number of Shares of Class B Common Stock to be
                               purchased: 2,700

                           Aggregate purchase price for Share of Class B Common
                               Stock:$ 135,000

                           Address for Notices: ________________________________



                           /s/ Rob Hickson
                           ---------------
                           Rob Hickson, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 23,794.90

                           Aggregate purchase price for Shares of Class A Common Stock :$ 426

                           Number of Shares of Class B Common Stock to be
                               purchased: 4,200

                           Aggregate purchase price for Share of Class B Common Stock:$ 210,000

                           Address for Notices: ________________________________



                           /s/ Edward E. Maczko, Jr.
                           -------------------------
                           Edward E. Maczko, Jr., individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 426

                           Aggregate purchase price for Shares of Class A Common Stock :$ 426

                           Number of Shares of Class B Common Stock to be
                               purchased: 4,200

                           Aggregate purchase price for Share of Class B Common Stock:$ 210,000

                           Address for Notices: ________________________________



                           /s/ Ron Hood
                           ------------
                           Ron Hood, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 23,794.90

                           Aggregate purchase price for Shares of Class A Common
                               Stock :$ 426

                           Number of Shares of Class B Common Stock to be
                               purchased: 4,200

                           Aggregate purchase price for Share of Class B Common Stock:$ 210,000

                           Address for Notices: ________________________________



                           /s/ Jerry L. Webb
                           -----------------
                           Jerry L. Webb, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 23,794.90

                           Aggregate purchase price for Shares of Class A Common Stock :$ 426

                           Number of Shares of Class B Common Stock to be
                               purchased: 4,200

                           Aggregate purchase price for Share of Class B Common Stock:$ 210,000

                           Address for Notices: ________________________________



                           /s/ Irving B. Welchons III
                           --------------------------
                           Irving B. Welchons III, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 23,794.90

                           Aggregate purchase price for Shares of Class A Common Stock :$ 426

                           Number of Shares of Class B Common Stock to be
                               purchased: 4,200

                           Aggregate purchase price for Share of Class B Common Stock:$ 210,000

                           Address for Notices: ________________________________



                           /s/ Jack Schaller
                           -----------------
                           Jack Schaller, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 23,794.90

                           Aggregate purchase price for Shares of Class A Common Stock :$ 426

                           Number of Shares of Class B Common Stock to be
                               purchased: 4,200

                           Aggregate purchase price for Share of Class B Common Stock:$ 210,000

                           Address for Notices: ________________________________



                           s/ Joseph Walker
                           ----------------
                           Joseph Walker, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 11,897.45

                           Aggregate purchase price for Shares of Class A Common Stock :$ 213

                           Number of Shares of Class B Common Stock to be
                               purchased: 1,266

                           Aggregate purchase price for Share of Class B Common Stock:$ 63,300

                           Address for Notices: ________________________________



                           s/ Phil Keipp
                           -------------
                           Phil Keipp, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 11,897.45

                           Aggregate purchase price for Shares of Class A Common Stock :$ 213

                           Number of Shares of Class B Common Stock to be
                               purchased: 1,266

                           Aggregate purchase price for Share of Class B Common Stock:$ 63,300

                           Address for Notices: ________________________________



                           s/ Jack Olson
                           -------------
                           Jack Olson, individually

                           Number of Shares of Class A Common Stock to be
                               purchased: 11,897.45

                           Aggregate purchase price for Shares of Class A Common Stock :$ 213

                           Number of Shares of Class B Common Stock to be
                               purchased: 1,266

                           Aggregate purchase price for Share of Class B Common Stock:$ 63,300

                           Address for Notices: ________________________________